                                  SCHEDULE 14C

                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)


Check the appropriate box:

[X] Preliminary information statement     [ ] Confidential, for use of the
                                              Commission only (as permitted by
                                              Rule 14c-5(d)(2)).
[ ] Definitive information statement


                       NEXTGEN COMMUNICATIONS CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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                       NEXTGEN COMMUNICATIONS CORPORATION

                                11850 Jones Road
                              Houston, Texas 77070
                                 (281) 970-9859


December ___, 2002



TO OUR STOCKHOLDERS:

         This Information Statement is being provided to the stockholders of Nextgen Communications Corporation, a Delaware corporation (the "Company"). The Company's Board of Directors and the holders of a majority of its issued and outstanding shares of common stock have approved the filing of a Certificate of Amendment to the Company's Certificate of Incorporation whereby the name of the Company would be changed to Home Solutions of America, Inc.

         Pursuant to statutes and regulations governing the Company, we are sending you this Information Statement, which describes the purpose and effect of the aforementioned action. No action whatsoever is required on your part. We thank you for your continued interest in the Company.

For the Board of Directors of

NEXTGEN COMMUNICATIONS CORPORATION



Frank J. Fradella
President, Chief Executive Officer and
Chairman of the Board

                       NEXTGEN COMMUNICATIONS CORPORATION

                                11850 Jones Road
                              Houston, Texas 77070
                                 (281) 970-9859

                              INFORMATION STATEMENT

         This information statement (this "Information Statement") is being furnished to all holders of record as of November 15, 2001 (the "Record Date") of the common stock, $.001 par value per share (the "Common Stock") of Nextgen Communications Corporation, a Delaware corporation (the "Company"), in order to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Regulation 14C, promulgated under the Exchange Act, and Section 228 of the Delaware General Corporation Law, as amended (the "DGCL"). The purpose of the Information Statement is to inform all stockholders of the following action, which was taken by the required consent of the holders of a majority of the outstanding Common Stock as of the Record Date: the approval of a Certificate of Amendment to the Company's Certificate of Incorporation that would change the Company's name from "Nextgen Communications Corporation" to "Home Solutions of America, Inc." (the "Name Change Amendment").

         WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The Company's Board of Directors (the "Board of Directors") has approved the Name Change Amendment, by unanimous written consent dated November 1, 2002. The Company is not seeking consent, authorization or proxies from you, since the Company has obtained the written consent of a majority of the holders of the Company's Common Stock, in lieu of a special meeting of the stockholders, as allowed by Section 228 of the DGCL. The number of shares of the Company's Common Stock outstanding as of the Record Date was 9,423,397 shares; the number of shares that consented to the aforementioned actions was 4,772,453, representing approximately 50.6% of the outstanding shares of Common Stock of the Company. The Company proposes to file the Name Change Amendment with the Delaware Secretary of State 20 days after the mailing date of the Information Statement, which the Company anticipates will be on or before December ___, 2002.

         This information statement is first being sent to stockholders on or about December ___, 2002.

PURPOSE OF THE NAME CHANGE

         The Board of Directors and persons holding a majority of the issued and outstanding shares of the Company's Common Stock have approved the Name Change Amendment. The purpose of the Name Change Amendment is to signify the Company's new direction, which is providing residential services. Home Solutions of America, Inc. is descriptive of the services that the Company will be providing, whereas the Company's present name signifies telecommunications--a sector in which the Company no longer operates. The Name Change Amendment, the form of which is attached hereto as Exhibit A, will become effective upon its filing with and acceptance by the Delaware Secretary of State.

         Concurrently with the effectiveness of the Name Change Amendment, the Company will change the trading symbol of the Common Stock from "NXGC" to a more appropriate symbol. Share certificates currently held by stockholders will continue to be valid. In the future, new share certificates will contain a legend noting the change in name or will be issued bearing the new name.

EFFECTIVENESS OF NAME CHANGE AMENDMENT

         The Company reserves the right, upon notice to stockholders, to abandon or modify the Name Change Amendment at any time prior to its filing with the Delaware Secretary of State, upon consent of the Board of Directors and the holders of a majority of the existing Common Stock then issued and outstanding.

EXECUTIVE OFFICES

         The Company's principal executive offices are located at 11850 Jones Road, Houston, Texas 77070. Its telephone number is (281) 970-9859.

DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

         The Company's authorized capital currently consists of 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, $.001 par value. As of the Record Date, there were 9,423,397 shares of Common Stock outstanding and no shares of preferred stock outstanding. The holders of Common Stock are entitled to vote on all matters to come before a vote of the stockholders of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders for a vote.

NUMBER OF HOLDERS OF COMMON STOCK

         As of the Record Date, there were approximately 100 holders of record of Common Stock, although the Company believes that there may be a significantly greater number of beneficial owners of Common Stock.

PRINCIPAL STOCKHOLDERS

         The following table sets forth information with respect to the beneficial ownership of the Common Stock outstanding as of the Record Date, respectively, by (i) our sole director, (ii) each of our two executive officers,
(iii) all of our directors and executive officers as a group and (iv) each person known to us to own more than 5% of the Common Stock outstanding. In accordance with the rules promulgated by the Securities and Exchange Commission ("SEC"), the ownership includes shares currently owned as well as shares that the named person has the right to acquire beneficial ownership of within 60 days, including through the exercise of options, warrants or other rights, or through the conversion of a security. Unless otherwise indicated, the business address of each person listed is 11850 Jones Road, Houston, Texas 77070.

                                                                         Shares Beneficially Owned
                                                                      -------------------------------
         Name of Beneficial Owner                                       Number                Percent(1)
         ------------------------                                     ----------              -------
         Frank J. Fradella (Chairman, President,
         and Chief Executive Officer)                                  2,252,651(2)              22.1%

         Tyrrell L. Garth                                              1,220,436(3)              13.0%

         Barbara Feldman                                               1,100,000(4)              11.7%

         Deere Park Capital, L.L.C./Douglas Gerrard                      650,000(5)               6.9%

         R. Andrew White (Chief Financial Officer)                       150,100(6)               1.6%

         All directors and executive
         officers as a group (2 persons)                               2,402,751                 23.5%

         ---------------

         (1) Based on 9,423,397 shares of Common Stock outstanding on November 15, 2002.

         (2) Mr. Fradella's number of shares includes: (a) 500,000 shares of Common Stock that may be acquired at any time upon the exercise of restricted stock purchase rights, granted under the Company's 2001 Stock Plan; and (b) options for 250,000 shares of Common Stock that are immediately exercisable, granted under the Company's 1998 Stock Option Plan.

         (3) Based on a Schedule 13D filed on May 1, 2001. Mr. Garth's business address, as set forth in his Schedule 13D, is c/o Cheyenne Capital, 350 Dowlen Road, Suite 200, Beaumont, Texas 77706.

         (4) Based on a Schedule 13D filed on April 11, 2002. Ms. Feldman's business address, as set forth in her Schedule 13D, is 2081 Magnolia Lane, Highland Park, Illinois 60035.

         (5) Based on a Schedule 13D filed on April 25, 2002. The power to vote and dispose of these shares, as set forth in the joint Schedule 13D filing, is shared by Deere Park Capital, L.L.C. and Douglas Gerrard, and the business address of Deere Park Capital, L.L.C. and Mr. Gerrard is 540 Lake Cook Road, Suite 150, Deerfield, Illinois 60015.

         (6) Mr. White's number of shares includes options for 50,000 shares of Common Stock granted under the 2001 Stock Plan that are immediately exercisable.

MATERIAL INCORPORATED BY REFERENCE

         The following documents, and other materials filed by the Company with the SEC, are incorporated into and specifically made a part of this Information Statement by reference:

         1. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2001;

         2. The Company's Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 2002, June 30, 2002, and September 30, 2002; and

         3. The Company's Current Report on Form 8-K filed on March 19, 2002, for an event that occurred February 22, 2002.

         All documents filed by the Company with the SEC after the date of this Information Statement shall be deemed to be incorporated by reference into this Information Statement and to be a part hereof from the dates of filing such documents or reports. Any statement contained herein or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that is also incorporated or deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.


Dated:  December ___, 2002              By order of the Board of Directors,



                                        Frank J. Fradella
                                        Chairman of the Board

                                    EXHIBIT A

                                     FORM OF

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                       NEXTGEN COMMUNICATIONS CORPORATION

 ------------------------------------------------------------------------------

         Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the "DCGL"), Nextgen Communications Corporation (the "CORPORATION") hereby files with the Secretary of State of Delaware this Certificate of Amendment to its Certificate of Incorporation and thereby certifies as follows:

         1. The name of the Corporation, prior to the amendment set forth herein, was Nextgen Communications Corporation.

         2. Article FIRST of the Corporation's Restated Certificate of Incorporation is hereby amended by deleting the entire text thereof and by substituting in its place the following:

                           "FIRST: NAME. THE NAME OF THE CORPORATION IS HOME
                  SOLUTIONS OF AMERICA, INC. (HEREINAFTER REFERRED TO AS THE "CORPORATION")."

         3. The foregoing amendment was adopted in accordance with Section 228 of the DGCL by Written Consent dated November 15, 2002, executed by holders of record of more than a majority of the outstanding capital stock of all classes of stock entitled to vote on such amendment.

         4. The amendment was duly adopted in accordance with the provisions of Sections 242 and 228 of the DGCL.

         5. The amendment did not have the effect of reducing the capital of the Corporation.

         IN WITNESS WHEREOF, as the officer duly authorized to execute this Certificate of Amendment, I have set my hand hereto this _____ day of December 2002.



                                        ------------------------------------
                                        Frank J. Fradella
                                        President and Chief Executive Officer


                                   Exhibit A